Exhibit 10.1

AMENDMENT NO. 1

THIS AMENDMENT NO. 1 (this “Amendment”), dated as of January 5, 2011, with respect to that certain Credit Agreement referenced below, is by and among DYCOM INDUSTRIES, INC., a Florida corporation (the “Borrower”), the Guarantors, the Lenders identified on the signature pages hereto, and BANK OF AMERICA, N.A., as Administrative Agent.

W I T N E S S E T H:

WHEREAS, the Borrower entered into that certain Credit Agreement, dated as of June 4, 2010 (as amended, restated, amended and restated, modified, supplemented, increased or extended from time to time, the “Credit Agreement”), with the Guarantors identified therein, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer;

WHEREAS, the Borrower has requested certain modifications of the terms of the Credit Agreement; and

WHEREAS, the Lenders, by action of the Required Lenders, have agreed to the requested modifications on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2.           Amendments to the Credit Agreement.

2.1           New Definition.  The following defined term is added to Section 1.01 of the Credit Agreement in the correct alphabetical order:

“Additional Subordinated Notes” means any subordinated notes issued by the Borrower pursuant to an indenture with subordination terms at least as favorable to the Lenders as the indenture with respect to the Senior Subordinated Notes as confirmed by the Administrative Agent in its reasonable judgment.

2.2           Amended Definitions.  The following defined terms are amended in full to read as follows:

“Consolidated Scheduled Funded Debt Payments” means for any period for the Borrower and its Restricted Subsidiaries on a consolidated basis, the sum of all scheduled payments of principal on Consolidated Funded Debt during such period.  For purposes of this definition, “scheduled payments of principal” (a) shall be determined without giving effect to any reduction of such scheduled payments resulting from the application of any voluntary or mandatory prepayments or redemptions or purchase of similar payments made during the applicable period, except for any such reduction with respect to the Senior Subordinated Notes and any Additional Subordinated Notes, (b) shall be deemed to include the Attributable Indebtedness and (c) shall not include any voluntary prepayments or mandatory prepayments required pursuant to Section 2.05 or any refinancing, prepayment, repurchase, redemption, retirement and/or defeasance of the Senior Subordinated Notes pursuant to Section 8.01(j)(ii).

“Joint Lead Arrangers” means Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, in their capacities as joint lead arrangers and joint book managers.

“Subordinated Indebtedness” means (a) the Senior Subordinated Notes, (b) any Additional Subordinated Notes, and (c) any other Indebtedness incurred by any Credit Party that by its terms is specifically subordinated in right of payment to the prior payment of the Revolving Loans, the L/C Obligations, the Swingline Loans and Term Loans on terms reasonably satisfactory to the Administrative Agent.

2.3           Consolidated Leverage Ratio.  Clause (a) of Section 7.07 is amended to include a new proviso to read as follows:

; provided that for purposes of calculating the Consolidated Leverage Ratio for the period of four consecutive fiscal quarters ending as of the first fiscal quarter ending after any issuance of Additional Subordinated Notes, “Consolidated Funded Debt” as used in the calculation of the Consolidated Leverage Ratio shall be deemed to exclude any outstanding Senior Subordinated Notes to the extent that the Borrower has received Net Cash Proceeds from the issuance of any Additional Subordinated Notes for the purpose of, and such Net Cash Proceeds are held by the Borrower solely to be used for, refinancing, prepaying, repurchasing, redeeming, retiring and/or defeasing such outstanding Senior Subordinated Notes within sixty (60) days of issuance of any Additional Subordinated Notes.

2.4           Indebtedness.  Clauses (i) and (j) of Section 8.01 of the Credit Agreement are amended to read as follows, respectively:

(i)           Indebtedness of the Credit Parties and the Restricted Subsidiaries not otherwise contemplated in this Section 8.01 in an amount not to exceed $125,000,000 in the aggregate at any time outstanding;

(j)           (i) the Senior Subordinated Notes, (ii) Additional Subordinated Notes in an aggregate principal amount of up to $175,000,000, so long as the Net Cash Proceeds of such Additional Subordinated Notes are to be used solely first, to refinance, prepay, repurchase, redeem, retire and/or defease the Senior Subordinated Notes in their entirety within sixty (60) days of issuance of any Additional Subordinated Notes and second, to the extent that any Net Cash Proceeds remain, for general corporate purposes not in contravention of any applicable Laws, and (iii) any Guaranty Obligations of any Credit Party in respect of the Indebtedness described in subclauses (i) and (ii) of this clause (j); together, in each case of subclauses (i), (ii) and (iii) above, with any refinancings, refundings, renewals or extensions thereof; provided that (A) the principal amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension, but the principal amount of any such refinancing, refunding, renewal or extension may include (1) the principal amount of unfunded commitments relating thereto, (2) a reasonable premium or other reasonable amount paid, (3) reasonable amounts added to the original principal amount thereof as a result of the capitalization of interest and (4) the costs thereof, including reasonable fees and expenses incurred in connection therewith and (B) the terms relating to principal amount, amortization, maturity, subordination, and other material terms taken as a whole, of any such refinancing, refunding, renewing or extending Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Credit Parties or the Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, refunded, renewed or extended and the interest rate applicable to any such refinancing, refunding, renewing or extending Indebtedness does not exceed the then applicable market interest rate;

2.5           Limitation on Restricted Actions.  Clause (iii) of Section 8.08 of the Credit Agreement is amended to read as follows:

(iii) any document or instrument governing Indebtedness incurred pursuant to Sections 8.01(c), (i), (j) or (n); provided that (A) with respect to Indebtedness incurred pursuant to Section 8.01(c) and (n), any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith and (B) with respect to Indebtedness incurred pursuant to Section 8.01(i) and (j), any such restriction shall not apply to this Credit Agreement or any other Credit Document or

2.6           Restricted Payments - Share Repurchases.  Clauses (c) and (g) of Section 8.09 of the Credit Agreement are amended to read as follows, respectively:

(c)           subject to the subordination terms thereof, the Borrower may (i) make regularly scheduled interest payments under the Senior Subordinated Notes and other Subordinated Indebtedness and (ii) refinance, prepay, repurchase, redeem, retire and/or defease the Senior Subordinated Notes as required pursuant to Section 8.01(j);

(g) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, the Borrower may repurchase shares of its Equity Interests in an aggregate amount not to exceed $30,000,000 for the period beginning January 5, 2011 through the Maturity Date;

2.7           Events of Default.  Clause (k) of Section 9.01 of the Credit Agreement is amended to read as follows:

(k)           The Obligations shall fail to constitute “senior debt,” “designated senior debt” or a corresponding term under the terms of the Senior Subordinated Notes or any Additional Senior Subordinated Notes.

3.           Conditions Precedent.  This Amendment shall be effective as of the date hereof upon the satisfaction of the following conditions precedent:

(a)           Executed Amendment.  Receipt by the Administrative Agent of this Amendment duly executed by the Credit Parties, the Required Lenders and the Administrative Agent.

(b)           Organizational Documents, Incumbency, Resolutions, Etc.  Receipt by the Administrative Agent of the following, each of which shall be originals or facsimiles (followed promptly by originals), in form and substance satisfactory to the Administrative Agent:

(i)           copies of the organizational documents of each Credit Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Credit Party to be true and correct as of the date of this Amendment, unless a Responsible Officer of the Borrower certifies in a certificate that the organizational documents previously delivered to the Administrative Agent in connection with the Credit Agreement have not been amended, supplemented or otherwise modified and remain in full force and effect as of the date hereof;

(ii)           incumbency certificates identifying the Responsible Officers of the Credit Parties who are authorized to execute this Amendment and related documents and to act on the Credit Parties behalf in connection with this Amendment and the Credit Documents, unless a Responsible Officer of the Borrower certifies in a certificate that the incumbency certificates previously delivered to the Administrative Agent in connection with the Credit Agreement have not been amended, supplemented or otherwise modified and remain in full force and effect as of the date hereof;

(iii)           such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Credit Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment; unless a Responsible Officer of the Borrower certifies in a certificate that the incumbency certificates previously delivered to the Administrative Agent in connection with the Credit Agreement do not require amendment and remain in full force and effect as of the date hereof; and

(iv)           such documents and certifications as the Administrative Agent may reasonably require to evidence that the Borrower is duly organized or formed, and is validly existing, and in good standing in its state of organization or formation.

(c)           Fees and Expenses.  Receipt by the Administrative Agent of (i) for the account of each Lender that executes this Amendment prior to 5:00 p.m. Eastern time on Thursday, December 30, 2010, an amendment fee equal to seven and one-half basis points (0.075%) on the Revolving Commitment of such Lender as of the date hereof and (ii) all other fees and expenses required to be paid to the Administrative Agent and the Joint Lead Arrangers on or before the date hereof.

4.           Counterparts.  This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.  Delivery by any party hereto of an executed counterpart of this Amendment by facsimile shall be effective as such party’s original executed counterpart and shall constitute a representation that such party’s original executed counterpart will be delivered.

5.           Affirmations and Representations and Warranties of Credit Parties.  Each of the Credit Parties hereby affirms, represents and warrants (a) the representations and warranties set forth in Article VI of the Credit Agreement are true and correct as of the date hereof (except for any representation or warranty made as of an earlier date, in which case such representation or warranty shall be true and correct (or true and correct in all material respects, as applicable) as of such earlier date) and (b) no Default or Event of Default exists as of the date hereof.

6.           Affirmation of Obligations.  The Credit Parties (a) affirm all of their obligations under the Credit Documents and (b) agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge their obligations under any Credit Document.

7.           Reaffirmation of Security Interests.  Each Credit Party (a) affirms that each of the Liens granted in or pursuant to the Credit Documents are valid and subsisting and (b) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Credit Documents.

8.           Effectiveness of Amendment; No Other Changes.  On and after the date hereof, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  Except as expressly modified hereby, all of the terms of the Credit Agreement and the other the Credit Documents, and any other certificates, documents, agreements and instruments executed in connection with the Credit Documents, remain in full force and effect.

9.           Fees and Expenses.  The Credit Parties agree to pay all reasonable out-of-pocket fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC, counsel to the Administrative Agent.

10.           Amendment is a Credit Document.  Each of the parties hereto hereby agrees that this Amendment shall be deemed to be, and is, a Credit Document.

11.           Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                                       DYCOM INDUSTRIES, INC.,
a Florida corporation

By:  /s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Senior Vice President and Chief Financial Officer

GUARANTORS:                                   ANSCO & ASSOCIATES, LLC,
a Delaware limited liability company

APEX DIGITAL, LLC,
a Delaware limited liability company

BROADBAND EXPRESS, LLC,
a Delaware limited liability company

BROADBAND INSTALLATION SERVICES, LLC,
a Delaware limited liability company

C-2 UTILITY CONTRACTORS, LLC
a Delaware limited liability company

CABLE CONNECTORS, LLC
a Delaware limited liability company

CABLECOM, LLC,
a Delaware limited liability company

CABLECOM OF CALIFORNIA, INC.,
a Delaware corporation

CAN-AM COMMUNICATIONS, INC.,
a Delaware corporation

CAVO BROADBAND COMMUNICATIONS, LLC,
a Delaware limited liability company

CERTUSVIEW LEASING, LLC,
a Delaware limited liability company

By:  /s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

[Signatures continue on following page]

COMMUNICATIONS CONSTRUCTION GROUP, LLC,
a Delaware limited liability company

DYCOM CAPITAL MANAGEMENT, INC.,
a Delaware corporation

DYCOM CORPORATE IDENTITY, INC.,
a Delaware corporation

DYCOM IDENTITY, LLC,
a Delaware limited liability company

DYCOM INVESTMENTS, INC.,
a Delaware corporation

ERVIN CABLE CONSTRUCTION, LLC,
a Delaware limited liability company

GLOBE COMMUNICATIONS, LLC,
a North Carolina limited liability company

INSTALLATION TECHNICIANS, LLC,
a Florida limited liability company

IVY H. SMITH COMPANY, LLC,
a Delaware limited liability company

LAMBERT’S CABLE SPLICING COMPANY, LLC,
a Delaware limited liability company

LOCATING, INC.,
a Washington corporation

NICHOLS CONSTRUCTION, LLC,
a Delaware limited liability company

NIELS FUGAL SONS COMPANY, LLC,
a Delaware limited liability company

By: /s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

[Signatures continue on following page]

NIELS FUGAL SONS COMPANY OF CALIFORNIA, INC.,
a Delaware corporation

POINT TO POINT COMMUNICATIONS, INC.,
a Louisiana corporation

PRECISION VALLEY COMMUNICATIONS OF VERMONT, LLC, a Delaware limited liability company

PRINCE TELECOM, LLC
a Delaware limited liability company

PRINCE TELECOM OF CALIFORNIA, INC.,
a Delaware corporation

RJE TELECOM, LLC,
a Delaware limited liability company

RJE TELECOM OF CALIFORNIA, INC.,
a Delaware corporation

STAR CONSTRUCTION, LLC,
a Delaware limited liability company

STEVENS COMMUNICATIONS, LLC,
a Delaware limited liability company

S.T.S., LLC,
a Tennessee limited liability company

TCS COMMUNICATIONS, LLC,
a Delaware limited liability company

TESINC, LLC,
a Delaware limited liability company

TESINC OF CALIFORNIA, INC.,
a Delaware corporation

By:  /s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

[Signatures continue on following page]

TRIPLE-D COMMUNICATIONS, LLC,
a Delaware limited liability company

U G T I,
a California corporation

UNDERGROUND SPECIALTIES, LLC,
a Delaware limited liability company

UTILIQUEST, LLC,
a Georgia limited liability company

WHITE MOUNTAIN CABLE CONSTRUCTION, LLC,
a Delaware limited liability company

By: /s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

MIDTOWN EXPRESS, LLC,
a Delaware limited liability company

By:  /s/Joseph Danno
Name: Joseph Danno
Title: President

OSP SERVICES, LLC,
a Delaware limited liability company

By: /s/ Marvin Glaser
Name: Marvin Glaser
Title: President

[Signatures continue on following page]

ADMINISTRATIVE
AGENT:                                           BANK OF AMERICA, N.A.,
             as Administrative Agent

By: /s/ Chris Burns
Name: Chris Burns
Title: Vice President

LENDERS:                                           BANK OF AMERICA, N.A.,
              as a Lender, L/C Issuer and Swingline Lender

By:  /s/ Chris Burns
Name: Chris Burns
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Ben Wright
Name: Ben Wright
Title: Vice President

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By: /s/ Preston W. Bergen
Name: Preston W. Bergen
Title: Senior Vice President

RBS CITIZENS, N.A.,
as a Lender

By: /s/ Kerry McElhiney
Name: Kerry McElhiney
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Jose Mazariegos
Name: Jose Mazariegos
Title: Senior Vice President

REGIONS BANK,
as a Lender

By: /s/ Stephen Hanas
Name: Stephen Hanas
Title: Senior Vice President

SUNTRUST BANK,
as a Lender

By: /s/ Baerbel Freudenthaler
Name: Baerbel Freudenthaler
Title: Director

COMPASS BANK,
as a Lender

By: /s/ Peter R. Lewin
Name: Peter R. Lewin
Title:Vice President